Exhibit 10.1

Execution Copy

AMENDMENT AND CONVERSION AGREEMENT

This Amendment and Conversion Agreement (this “Agreement”) is being entered into as of January 10, 2005 by and between STAR SCIENTIFIC, INC., a Delaware corporation (the “Company”), and MANCHESTER SECURITIES CORP., a New York Corporation (“Manchester”).

R E C I T A L S:

WHEREAS, the Company and Purchaser entered into a Securities Purchase Agreement dated as of March 25, 2004 (the “Manchester Agreement”) pursuant to which the Company issued to Manchester an aggregate of $9,000,000 in principal amount of a 8% Senior Convertible Debenture Due March 25, 2006 (the “Initial Debenture”) on the terms and conditions set forth therein;

WHEREAS, in connection with the issuance of the Initial Debenture: (i) the Company and Manchester entered into the Registration Rights Agreement, dated as of March 25, 2004 (the “Registration Rights Agreement”); (ii) the Company, Star Tobacco, Inc., a Virginia corporation (the “Star Tobacco”) and Manchester entered into the Security Agreement, dated as of March 25, 2004 (the “Security Agreement”); (iii) Star Tobacco issued to Manchester the Guaranty, dated as of March 25, 2004 (the “Guaranty”); and (iv) the Company, Jonnie R. Williams and Manchester entered into the Subordination Agreement, dated as of March 25, 2004 (the “Subordination Agreement”);

WHEREAS, the Company and Manchester amended and restated the Initial Debenture (as amended and restated, the “Amended Debenture”) as of April 15, 2004 and further amended and restated the Amended Debenture as of September 15, 2004 (as further amended and restated, the “Second Amended Debenture”);

WHEREAS, the Second Amended Debenture is convertible into shares of the Company’s $0.0001 par value common stock (the “Common Stock”);

WHEREAS, the Company and Manchester desire to amend the Second Amended Debenture to adjust the Conversion Price (as defined in the Second Amended Debenture) and cause the Second Amended Debenture, as amended hereby (the “Debenture”), to be converted into the number of shares of Common Stock set forth below; and

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Second Amended Debenture;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

T E R M S:

1. Amendment of the Second Amended Debenture. The Second Amended Debenture is hereby amended so that the Conversion Price is adjusted to equal $2.897028 (the “Applicable Conversion Price”).

2. Conversion and Cancellation of the Debenture.

(a) Pursuant to Section 3(a) of the Debenture, Manchester hereby issues and delivers to the Company the fully executed Conversion Notice attached hereto as Exhibit A and, in accordance with Sections 3(c)(i) and 3(h) of the Debenture, the Debenture is hereby (i) converted into 3,179,810 shares of Common Stock (the “Conversion Shares”) and (ii) deemed cancelled. As of the date of this Agreement, Manchester has no rights under the Debenture and shall be treated for all purposes as having become an owner of Common Stock. Manchester shall promptly mark the originally signed Second Amended Debenture, and any copies of such documents, as “Cancelled,” and promptly surrender such documents to the Company at the Company’s principal executive offices.

(b) Pursuant to Section 3(c)(iii) of the Debenture, the Company will deliver to Manchester not later than five (5) Trading Days after the date of this Agreement a certificate or certificates representing 3,179,810 shares of Common Stock. Manchester shall not sell, transfer, assign, hypothecate or pledge in any way any shares of Common Stock, except for sales (A) in accordance with the terms of the Plan of Distribution section of the prospectus contained in the registration statement (Reg. No. 333-115293) (the “Registration Statement”) filed by the Company in accordance with the Registration Rights Agreement and in compliance with prospectus delivery requirements (including using any prospectus supplement timely delivered by the Company to Manchester) or (B) in compliance with the requirements of Rule 144 under the Securities Act of 1933, as amended. Manchester further undertakes to indemnify the Company against any loss, cost or expense, including reasonable legal fees, incurred as a result of the issuance of the Common Stock without a restrictive legend.

3. Right of First Refusal.

(a) In the event that the Company will consummate an offering of equity or debt securities (other than Excluded Securities) of the Company (“Securities”) (each, an “Offer”) prior to December 31, 2005, the Company shall provide written notice (“Notice”) to Manchester, which Notice shall set forth the following: (i) the prospective amount and form of consideration to be paid for the Securities, (ii) all other material terms and conditions of the Offer and (iii) the Company’s offer to sell to Manchester 25% of the aggregate value of the Securities included in the Offer pursuant to the terms and conditions described in the Notice, which shall not be less favorable, taken as a whole, than the terms and conditions of the Offer (the “Manchester Offer”). In the event that any of the consideration to be paid in the Offer is other than cash, Manchester shall have the right to pay the cash equivalent thereof. For purposes hereof, “Excluded Securities” means (1) shares of Common Stock issued or issuable to employees, consultants or directors from time to time upon exercise of options, in such case granted or to be granted by the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the Closing Date; or (2) shares of common stock issued in connection with the acquisition by the Company of any other corporation or entity or other strategic transaction (or other transaction to the extent by which the Company does not obtain new financing), including, without limitation, additional investments in companies the Company had existing investments in on the Closing Date.

(b) After the receipt of the Notice, Manchester shall have a 5-day period in which to determine whether to purchase the Securities included in the Manchester Offer. If Manchester determines to purchase the Securities included in the Manchester Offer, it shall deliver to the Company, prior to the expiration of such 5-day period, notice of its acceptance of the Manchester Offer. If Manchester fails to accept the Manchester Offer within such 5-day period or fails to consummate the closing of the Manchester Offer in accordance with the terms and conditions therein, then the Manchester Offer will terminate and the Company shall have the right to consummate the Offer on the terms and conditions contained therein; provided that if the Offer is not consummated within 60 days following the date of the Notice, Manchester’s right of first refusal hereunder shall again apply to the Offer. In the event that the terms or conditions of the Offer are subsequently modified in any material respect, the Company shall be required to provide a new Notice to Manchester, and Manchester shall have a new 5-day period in which to determine whether to purchase the Securities included in the Manchester Offer.

(c) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by Manchester pursuant to any Manchester Offer as described above shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by Manchester (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the Manchester’s right to convert, exercise or purchase similar to the limitation set forth herein (the “Excluded Shares”)), together with all shares of Common Stock deemed beneficially owned (not counting such affiliate’s Excluded Shares) by the Manchester’s “affiliates” (as defined in Rule 144 of the 1933 Act) (“Aggregation Parties”) that would be aggregated for purposes of determining whether a group under Section 13(d) of the 1934 Act, exists, would exceed 9.9% of the total issued and outstanding shares of the Company’s Common Stock (the “Restricted Ownership Percentage”). Manchester shall have the right at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company.

4. Company Representations. The Company hereby represents and warrants to Manchester as of the date hereof that: (a) the Company has all requisite corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby and thereby; (b) this Agreement constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application; (c) the execution, delivery and performance of this Agreement and the transactions contemplated hereby will not: (i) result in a violation of the Company’s organizational documents; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries (as defined in the Manchester Agreement) is a party, except as would not reasonably be expected to have a Material Adverse

Effect (as defined in the Manchester Agreement) or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of the Nasdaq National Market or other principal securities exchange or trading market on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected; (d) neither the Company or any of its Subsidiaries is required to obtain any consent or authorization of, make any filing with or seek any other act by or in respect of any governmental authority or any other party in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereunder; (e) when issued to Manchester, the Conversion Shares will be duly authorized, fully paid and non-assessable; and (f) the Conversion Shares are Registrable Securities under the Registration Rights Agreement and are duly registered for resale under the Registration Statement.

5. Miscellaneous.

(a) Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THE MANCHESTER AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Star Scientific, Inc.
801 Liberty Way
Chester, Virginia 23836
Telephone:	(804) 530-0535
Facsimile:	(804) 530-8474
Attention:	Chief Financial Officer

With a copy to:

Star Scientific, Inc.
7475 Wisconsin Ave.
Suite 850
Bethesda, Maryland 20814
Telephone:	(301) 654-8300
Facsimile:	(301) 654-9308
Attention:	Robert Pokusa, Esq.

If to the Purchaser:

Manchester Securities Corp.
712 Fifth Avenue
36th Floor
New York, New York 10019
Telephone:	(212) 506-2999
Facsimile:	(212) 974-2089
Attention:	Sundar Srinivasan

Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(d) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the preparation and filing of UCC-3 Termination Statements to release liens granted by the Company for the benefit of Manchester pursuant to the Security Agreement. The Company hereby requests as required under Section 8(l) of the Security Agreement that Manchester deliver such Termination Statements to the Company.

(e) Agreements Terminated. Each party acknowledges that upon the execution and delivery of this Agreement the Security Agreement, Subordination Agreement and Guaranty shall each terminate and be of no force and effect effective immediately.

(f) Conflicts. All of the terms of the Manchester Agreement and Registration Rights Agreement shall remain in full force and effect, except as expressly modified by this Amendment. In case of any conflict between this Agreement and the terms of the Manchester Agreement and/or Registration Rights Agreement, as applicable, this Agreement shall govern.

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed as of the date and year first above written.

STAR SCIENTIFIC, INC.

By:	/s/ Paul L. Perito
Name:	Paul L. Perito
Title:	Chairman, President & C.O.O.

MANCHESTER SECURITIES CORP.

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

Exhibit A

FORM OF CONVERSION NOTICE

(To be Executed by the Holder

in order to Convert a Debenture)

The undersigned hereby elects to convert the aggregate outstanding Principal Amount (as defined in the Debenture) indicated below of this Debenture into shares of Common Stock, $0.0001 par value per share (the “Common Stock”), of STAR SCIENTIFIC, INC. (the “Company”) according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith, including an opinion of counsel reasonably satisfactory to the Company that registration of this issuance is not required under the Securities Act of 1933, as amended. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any. The undersigned represents as of the date hereof that, after giving effect to the conversion of this Debenture pursuant to this Conversion Notice, the undersigned will not exceed the “Restricted Ownership Percentage” contained in Section 3(j)(A) of this Debenture.

Conversion information:	January 10, 2005
Date to Effect Conversion

$9,212,000
Aggregate Principal Amount of Debenture Being Converted

3,179,810
Number of shares of Common Stock to be Issued

$2.897028
Applicable Conversion Price

/s/ Elliot Greenberg
Signature

Elliot Greenberg of Manchester Securities Corp.
Name

Manchester Securities Corp
712 Fifth Avenue. 36th Floor
New York, New York 10019
Address